U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                          __________________



                               FORM 8-K
                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934

                          __________________

           Date of Report (Date of earliest event reported):
                            December 12, 1998

                                MVSI, Inc.
         (Exact name of registrant as specified in its charter)

                          __________________


            Delaware                 0-26614                 54-1707718
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)


	9301 Peppercorn Place, Largo, Maryland				                     20774
    (Address of principal executive offices)                  (Zip code)

             Registrant's telephone number, including area code:
                               (301) 925-2200

       Former name or former address, if changed since last report:
       N/A


                                 MVSI, INC.

                INFORMATION TO BE INCLUDED IN THE REPORT


  Item 1.   Changes in Control of Registrant.


            None.

  Item 2.   Acquisition or Disposition of Assets.

            None.


  Item 3.   Bankruptcy or Receivership.

           None.


  Item 4.   Changes in Registrant's Certifying Accountant.


            None.


  Item 5.   Other Events.

Effective December 12, 1998, the Registrant changed its name from MVSI, Inc. to Socrates Technologies Corporation. Effective December 15, 1998, the ticker symbol for the Registrant's Common Stock, $.01 par value, on the Nasdaq National Market System changed from "MVSI" to "SOCT".

  Item 6.   Resignation of Registrant's Directors.

            None.


  Item 7.   Financial Statements, Pro Forma Financial Information and

            Exhibits.

		None

  Item 8.   Change in Fiscal Year.

            None.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MVSI, INC.
                                              ---------------------

Date: December 15, 1998                      By: /s/Paul W. Richter
                                				General Counsel and 	Vice President